EXHIBIT 10.24
Science and Industry Park Administration Factory Lease Agreement
(one year)

Lessor: Science and Industry Park Administration	(hereinafter referred to as “Party A”)
Enters into a Lease Agreement with:
Lessee: Optronics International Corporation A0327	(hereinafter referred to as “Party B”)
As Party B is a park enterprise, research organization, business center, or administrative mechanism branch as stipulated in Article 4 or Article 8 of the Science and Industry Park administrative regulations or an industry service enterprise approved by Party A, and as agreed upon by both Parties, Party A hereby leases its factory located within the Xinzhu Science and Industry Park at the address stipulated in Article 1 of this Agreement (hereinafter referred to as the Factory) to Party B. The leasing conditions are as follows:

Article 1	The Factory in this agreement is located at Xinzhu Science and Industry Park, Xinzhu county, 46 Yuanqu Second Road, Building 1, which has an area of 877 square meters.

Article 2	This Agreement runs from January 1, 2008 to December 31, 2008.

When the lease term expires, this Agreement will be terminated automatically, unless the Parties conclude a new lease agreement in accordance with Article 4 of this Agreement. Party B may not for any reason claim a continuation of the leasing relationship or the right to irregular leasing.

Article 3	During the period and continuation period of this Agreement, Party B shall act as a park enterprise, research organization, business center, or administrative mechanism branch as stipulated in Article 4 or Article 8 of the Science and Industry Park administrative regulations or an industry service enterprise approved by Party A. If Party B does not have the above qualifications, this Agreement becomes invalid; If Party B subsequently loses these mentioned qualifications, then the Parties agree to immediately terminate this Agreement on the date when the qualifications are lost. In such a case, Party A does not have to notify Party B of the loss of validity of this Agreement.

Article 4	Party A shall send a written lease agreement for the continuation of the leasing relationship one month before this Agreement expires.

Party B shall respond within fifteen (15) days of receiving this lease agreement as to whether they will continue leasing after the expiration of the lease. If the agreement is to be continued, then it should be stamped and related documents should be examined before Party B sends them to Party A within the aforementioned period. If Party B violates this Agreement during the continuation period, then upon continuation of the agreement, Party A shall request that Party B notarize the continuation agreement, and the notarization fee shall be paid by Party B.

Article 5	If Party B decides to terminate this Agreement before it has expired, Party B shall notify Party A in writing two months in advance. During these two months, Party B shall continue to pay rent whether or not they have already moved out of the Factory.

Party A shall, due to revisions of laws or changes in government policies, notify Party B two months in advance in writing of the termination of this Agreement.

Article 6	The monthly rent for the Factory shall be NTD 110,502. Beginning on this Agreement’s rental starting date, Party B shall download the subsequent month’s rent from Party A’s website (website: www.sipa.gov.tw), and follow the payment procedures stipulated by Party A to make a one-time payment of the aforementioned rent before the fifteenth day of each month, and separately pay the business tax. Party

B shall be responsible for utility fees, and pay public utility fees at the same time as the rent.

Party A shall abide by relevant laws and regulations, and upon adjustments in the publicly declared Factory land price or rental price for national lands approved by the Taiwan government, adjust at any time the amount of the rent. Party B shall pay attention on said public declarations of land prices and rental prices for national lands.

Any adjustments in the rent shall enter into force since the month after said adjustments in public declarations of land prices and rental prices for national lands are made. If the rent has already been paid before Party A’s website could be updated, the remaining balance shall be sought or returned.

Article 7	Party B shall pay the following penalty fees for not paying rent or utility fees owed during the agreed period:

1. If the payment is less than one month late, then the total amount due plus a fee of two percent shall be collected.

2. If the payment is between one and two months late, then the total amount due plus a fee of five percent shall be collected.

3. If the payment is between two and three months late, then the total amount due plus a fee of ten percent shall be collected.

4. If the payment is over three months late, then the total amount due plus a fee of fifteen percent shall be collected.

Article 8	Party B shall pay a Rental Deposit of NTD 238,106 based on the cost of three months’ rent at the time of signing this Agreement, to ensure Party B follows each Article of this Agreement. The Rental Deposit shall be paid in full at the time when Party B signs this Agreement, and Party A shall issue a receipt proof. If the rent is adjusted, or this Agreement is continued or extended, the amount of the Rental Deposit shall not be changed.

If this Agreement is terminated or the lease term expires, and Party B has returned the Factory as agreed, does not owe any rent or public utility fees, and has not made any other violations, Party A shall return the Rental Deposit without interest.

Party B may not use the deposit for the payment of rent.

Article 9	Party B’s use of the Factory is limited to Party B’s own research, production, and operations. The entire Factory or any portion of it may not be subleased, loaned to another party for use, or given to any other party for use in any other way, and may not be used in any illegal way. However, with written permission from Party A, Party B may sublease a part of the Factory to an enterprise or organization agreed upon by Party A.

Article 10	Party B shall take an administrator’s care in maintaining the Factory and its public facilities, and be responsible for maintaining the cleanliness of its environment.

Party B may not store objects on the Factory building roofs, stairwells, basements, or other public areas or engage in any other behavior that endangers public safety. If such storage takes place, Party B shall arrange for cleanup within the time period specified by Party A, or, if Party A carries out the cleanup, Party B shall be responsible for the cost. If it is unknown who stored such objects, the cleanup fee shall be paid by Party B based on the proportion of the area to the area of the entire Factory.

If the Factory or its public facilities are damaged or destroyed, Party B shall be responsible for returning them to their original condition and for compensating for the damages, unless the damage or destruction was caused by a natural disaster or force majeure events.

For damage or destruction as caused by the preceding proviso or natural factors, Party B shall fill out the repair form and notify Party A to deal with the situation.

Upon taking over management of the Factory, Party B shall immediately inspect all of the Factory’s facilities. If any pre-existing defects exist, Party A shall be notified immediately to make repairs. One month after Party B’s taking over management of the Factory, Party B may not request a decrease in rent due to Factory defects.

Article 11	If any of Party B’s employees, users or any other persons authorized by Party B to use the Factory cause damage to or destruction of the Factory or its facilities, Party B shall be jointly liable for restoring them to their original condition and for compensating for the damages.

Article 12	Party B shall be responsible for maintaining the environmental cleanliness of the Factory and its recesses, docks, and parking lots (tents).

Article 13	Party B may not make any additions or changes to the Factory on its own. However, it may do so with Party A’s prior written consent.

Party B may install water, electricity, telephone, and other facilities within the Factory, so long as they do not affect or change the structure of the Factory and its bathrooms.

Party B shall comply with construction, fire safety and other regulations when making installations in the Factory.

Article 14	Party A may send someone carrying Party A’s identification at any time to inspect Party B’s use of the Factory, and Party B may not refuse them and shall cooperate in full.

Article 15	Party A is responsible for the land and property taxes of the Factory.

Party B shall take out the insurance needed on all machinery, equipment, and facilities that it places within the Factory. If these are damaged in any way, Party A will not undertake any liability.

Article 16	If any of the following situations occur, Party A may at any time notify Party B of the termination of this Agreement, take back the Factory, and not be obligated to return any rent already paid:

1. Party B loses its qualifications to operate or provide service within the park or is removed from the park by Party A in accordance with the law.

2.    Party B has not begun to use the Factory after two months from the start of the lease term, or has stopped using the Factory or using the Factory in accordance with this Agreement for at least two months, and, after written notification from Party A, has not remedied the situation on time.

3. Party B is late in paying rent for two consecutive months or more.

4. Party B violates Article 9 or Article 14 of this Agreement.

5.    Party B violates Article 10, Article 12, Article 13, Article 19, Article 20, Article 22 Clause 1, Article 22 Clause 4, Article 22 Clause 5, or Article 23 Clause 2 of this Agreement, and, after written notification from Party A, has not remedied the situation on time.

Article 17	When the lease term expires or is terminated, Party B shall return the Factory to its original condition and return it empty to Party A.

When, according to the above stipulation, Party B returns the Factory, Party B shall be responsible for its cleaning and all related fees. If Party B is negligent in cleaning the Factory and its public facilities, Party A may hire cleaners and the fees will be deducted from Party B’s Rental Deposit. If the Rental Deposit cannot cover all of the fees, Party B shall be responsible for the remainder.

Any items left in the Factory at the time when it is returned shall be considered as discarded, and Party B may not demand any compensation if Party A deals with them. Any costs paid by Party A to clean up said items shall be deducted from Party B’s Rental Deposit. If the Rental Deposit cannot cover all of the costs, Party B shall be responsible for the remainder.

After the lease term expires or is terminated, if Party B has not yet completed the procedures for returning the Factory as stipulated in this article, and if Party A has performed three consecutive days’ inspections within 10 days and finds no personnel or users of Party B, Party B unequivocally agrees that Party A may open and change the locks on the Factory, enter the Factory, clean the Factory and return it to its original condition. Any items left within the Factory shall be considered discarded. Party B agrees to be responsible for any costs paid by Party A as stipulated above relating to opening and changing locks, cleaning, restoring the Factory to its original condition, and dealing with discarded items in accordance with Clauses 2 and 3.

Article 18	After the lease term expires or is terminated, if Party B is late in returning the Factory to Party A as stipulated in this Agreement, for each day late, Party B shall pay Party A double rent for each delayed day as penalty fee, and shall compensate Party A for the losses incurred.

Article 19	Party B shall file reports on time for the Factory based on public building safety inspection certificates and reporting methods and maintenance and reporting standards for fire safety equipment at each location.

Article 20	The weight-bearing load of the building design is 500 kg per square meter. In order to ensure the safety of the building’s structure, Party B shall take note of the weight-bearing load when using the Factory, and consult technicians or architects. The weight-bearing load limit shall never be exceeded.

Article 21	All requests and notices related to this Agreement should be made in written Chinese, and delivered in person or by mail according to the addresses provided by the Parties in this agreement.

If either Party changes its address, it shall notify the other Party in writing within seven days of the change.

Said notice shall be seen as legally being delivered even if the notice is still in the delivering process.

Article 22	Party B shall strictly fulfil all obligations of all articles of this Agreement, and shall independently seek a joint Guarantor. After assisting the Guarantor in reading this Agreement, the Guarantor shall stamp and sign this Agreement in the proper space, and leave two copies of the Guarantor’s identification card that shall serve as appendices to this Agreement. The copies shall be made of the original identification card, and Party B and the Guarantor shall ensure that the appearance of the copy is exactly the same as the original, and that no falsification has been made.

If Party B violates any of the Articles of this Agreement, the Guarantor shall unconditionally undertake joint liabilities with Party B, and agrees to forfeit the right of discussion given in Article 745 of the Civil Law.

Party A must first agree for the Guarantor to withdraw during the Agreement period. The Guarantor’s liabilities may not be exempted unless agreed to by Party A. Apart from the Guarantor’s obligations, Party B also may guarantee the fulfilment of payment through written bank guarantee, joint guarantee insurance form from an insurance company, fixed deposit form pledged by a finance organization, or other methods authorized by Party A, and the guarantee period shall begin before or on the starting date of this Agreement.

For those that guarantee the fulfilment of payment through written bank guarantee, joint guarantee insurance form from an insurance company, fixed deposit form pledged by a finance organization, or other methods authorized by Party A, their guarantee liabilities and contents coincide with those of the Guarantor. For those for which related business administration mechanisms or financial laws require written registrations of the expiration date, the expiration date shall be at least sixty days after the date of expiration date of this Agreement.

Article 23	Parties that sign this Agreement shall ensure that they have full authorization to do so, and that they have the power to act as signing representatives to this Agreement.

The company stamp and seal used by Party B for this Agreement must be the same as the ones used by Party B in its registration procedures with Party A.

Article 24	If this Agreement is involved in litigation, the Parties agree to follow Republic of China laws and to fall within the Taiwan Xinzhu local court’s jurisdiction.

Article 25	This rental Agreement consists of two copies and each Party holds one.

Agreement made between:
Party A: Science and Industry Park Administration
Representative: Huang Derui
Address: No. 2 Xin’an Road, Xinzhu City
Party B: Optronics International Corporation
Representative:
Address: No. 46 Yuangqu Second Road, Xinzhu Science Park
Party B’s Guarantor: Qiu Mingji
Guarantor’s identification number: Q120811843
Republic of China January 1, 2008

Science and Industry Park Administration Factory Lease Agreement
(one year)

Lessor: Science and Industry Park Administration	(hereinafter referred to as “Party A”)
Enters into a Lease Agreement with:
Lessee: Optronics International Corporation A0327	(hereinafter referred to as “Party B”)
As Party B is a park enterprise, research organization, business center, or administrative mechanism branch as stipulated in Article 4 or Article 8 of the Science and Industry Park administrative regulations or an industry service enterprise approved by Party A, and as agreed upon by both Parties, Party A hereby leases its factory located within the Xinzhu Science and Industry Park at the address stipulated in Article 1 of this Agreement (hereinafter referred to as the Factory) to Party B. The leasing conditions are as follows:

Article 1	The Factory in this agreement is located at Xinzhu Science and Industry Park, Xinzhu county, No. 46 Yuanqu Second Road, Building 2, which has an area of 879 square meters.

Article 2	This Agreement runs from January 1, 2008 to December 31, 2008.

When the lease term expires, this Agreement will be terminated automatically, unless the Parties conclude a new lease agreement in accordance with Article 4 of this Agreement. Party B may not for any reason claim a continuation of the leasing relationship or the right to irregular leasing.

Article 3	During the period and continuation period of this Agreement, Party B shall act as a park enterprise, research organization, business center, or administrative mechanism branch as stipulated in Article 4 or Article 8 of the Science and Industry Park administrative regulations or an industry service enterprise approved by Party A. If Party B does not have the above qualifications, this Agreement becomes invalid; If Party B subsequently loses these mentioned qualifications, then the Parties agree to immediately terminate this Agreement on the date when the qualifications are lost. In such a case, Party A does not have to notify Party B of the loss of validity of this Agreement.

Article 4	Party A shall send a written lease agreement for the continuation of the leasing relationship one month before this Agreement expires.

Party B shall respond within fifteen (15) days of receiving this lease agreement as to whether they will continue leasing after the expiration of the lease. If the agreement is to be continued, then it should be stamped and related documents should be examined before Party B sends them to Party A within the aforementioned period.
If Party B violates this Agreement during the continuation period, then upon continuation of the agreement, Party A shall request that Party B notarize the continuation agreement, and the notarization fee shall be paid by Party B.

Article 5	If Party B decides to terminate this Agreement before it has expired, Party B shall notify Party A in writing two months in advance. During these two months, Party B shall continue to pay rent whether or not they have already moved out of the Factory.

Party A shall, due to revisions of laws or changes in government policies, notify Party B two months in advance in writing of the termination of this Agreement.

Article 6	The monthly rent for the Factory shall be NTD 104,601. Beginning on this Agreement’s rental starting date, Party B shall download the subsequent month’s rent from Party A’s website (website: www.sipa.gov.tw), and follow the payment procedures stipulated by Party A to make a one-time payment of the aforementioned rent before the fifteenth day of each month, and separately pay the business tax. Party

B shall be responsible for utility fees, and pay public utility fees at the same time as the rent.

Party A shall abide by relevant laws and regulations, and upon adjustments in the publicly declared Factory land price or rental price for national lands approved by the Taiwan government, adjust at any time the amount of the rent. Party B shall pay attention on said public declarations of land prices and rental prices for national lands.

Any adjustments in the rent shall enter into force since the month after said adjustments in public declarations of land prices and rental prices for national lands are made. If the rent has already been paid before Party A’s website could be updated, the remaining balance shall be sought or returned.

Article 7	Party B shall pay the following penalty fees for not paying rent or utility fees owed during the agreed period:

5. If the payment is less than one month late, then the total amount due plus a fee of two percent shall be collected.

6. If the payment is between one and two months late, then the total amount due plus a fee of five percent shall be collected.

7. If the payment is between two and three months late, then the total amount due plus a fee of ten percent shall be collected.

8. If the payment is over three months late, then the total amount due plus a fee of fifteen percent shall be collected.

Article 8	Party B shall pay a Rental Deposit of NTD 220,189 based on the cost of three months’ rent at the time of signing this Agreement, to ensure Party B follows each Article of this Agreement. The Rental Deposit shall be paid in full at the time when Party B signs this Agreement, and Party A shall issue a receipt proof. If the rent is adjusted, or this Agreement is continued or extended, the amount of the Rental Deposit shall not be changed.

If this Agreement is terminated or the lease term expires, and Party B has returned the Factory as agreed, does not owe any rent or public utility fees, and has not made any other violations, Party A shall return the Rental Deposit without interest.

Party B may not use the deposit for the payment of rent.

Article 9	Party B’s use of the Factory is limited to Party B’s own research, production, and operations. The entire Factory or any portion of it may not be subleased, loaned to another party for use, or given to any other party for use in any other way, and may not be used in any illegal way. However, with written permission from Party A, Party B may sublease a part of the Factory to an enterprise or organization agreed upon by Party A.

Article 10	Party B shall take an administrator’s care in maintaining the Factory and its public facilities, and be responsible for maintaining the cleanliness of its environment.

Party B may not store objects on the Factory building roofs, stairwells, basements, or other public areas or engage in any other behavior that endangers public safety. If such storage takes place, Party B shall arrange for cleanup within the time period specified by Party A, or, if Party A carries out the cleanup, Party B shall be responsible for the cost. If it is unknown who stored such objects, the cleanup fee shall be paid by Party B based on the proportion of the area to the area of the entire Factory.

If the Factory or its public facilities are damaged or destroyed, Party B shall be responsible for returning them to their original condition and for compensating for the damages, unless the damage or destruction was caused by a natural disaster or force majeure events.

For damage or destruction as caused by the preceding proviso or natural factors, Party B shall fill out the repair form and notify Party A to deal with the situation.

Upon taking over management of the Factory, Party B shall immediately inspect all of the Factory’s facilities. If any pre-existing defects exist, Party A shall be notified immediately to make repairs. One month after Party B’s taking over management of the Factory, Party B may not request a decrease in rent due to Factory defects.

Article 11	If any of Party B’s employees, users or any other persons authorized by Party B to use the Factory cause damage to or destruction of the Factory or its facilities, Party B shall be jointly liable for restoring them to their original condition and for compensating for the damages.

Article 12	Party B shall be responsible for maintaining the environmental cleanliness of the Factory and its recesses, docks, and parking lots (tents).

Article 13	Party B may not make any additions or changes to the Factory on its own. However, it may do so with Party A’s prior written consent.

Party B may install water, electricity, telephone, and other facilities within the Factory, so long as they do not affect or change the structure of the Factory and its bathrooms.

Party B shall comply with construction, fire safety and other regulations when making installations in the Factory.

Article 14	Party A may send someone carrying Party A’s identification at any time to inspect Party B’s use of the Factory, and Party B may not refuse them and shall cooperate in full.

Article 15	Party A is responsible for the land and property taxes of the Factory.

Party B shall take out the insurance needed on all machinery, equipment, and facilities that it places within the Factory. If these are damaged in any way, Party A will not undertake any liability.

Article 16	If any of the following situations occur, Party A may at any time notify Party B of the termination of this Agreement, take back the Factory, and not be obligated to return any rent already paid:

6. Party B loses its qualifications to operate or provide service within the park or is removed from the park by Party A in accordance with the law.

7.    Party B has not begun to use the Factory after two months from the start of the lease term, or has stopped using the Factory or using the Factory in accordance with this Agreement for at least two months, and, after written notification from Party A, has not remedied the situation on time.

8. Party B is late in paying rent for two consecutive months or more.

9. Party B violates Article 9 or Article 14 of this Agreement.

10.  Party B violates Article 10, Article 12, Article 13, Article 19, Article 20, Article 22 Clause 1, Article 22 Clause 4, Article 22 Clause 5, or Article 23 Clause 2 of this Agreement, and, after written notification from Party A, has not remedied the situation on time.

Article 17	When the lease term expires or is terminated, Party B shall return the Factory to its original condition and return it empty to Party A.

When, according to the above stipulation, Party B returns the Factory, Party B shall be responsible for its cleaning and all related fees. If Party B is negligent in cleaning the Factory and its public facilities, Party A may hire cleaners and the fees will be deducted from Party B’s Rental Deposit. If the Rental Deposit cannot cover all of the fees, Party B shall be responsible for the remainder.

Any items left in the Factory at the time when it is returned shall be considered as discarded, and Party B may not demand any compensation if Party A deals with them. Any costs paid by Party A to clean up said items shall be deducted from Party B’s Rental Deposit. If the Rental Deposit cannot cover all of the costs, Party B shall be responsible for the remainder.

After the lease term expires or is terminated, if Party B has not yet completed the procedures for returning the Factory as stipulated in this article, and if Party A has performed three consecutive days’ inspections within 10 days and finds no personnel or users of Party B, Party B unequivocally agrees that Party A may open and change the locks on the Factory, enter the Factory, clean the Factory and return it to its original condition. Any items left within the Factory shall be considered discarded.

Party B agrees to be responsible for any costs paid by Party A as stipulated above relating to opening and changing locks, cleaning, restoring the Factory to its original condition, and dealing with discarded items in accordance with Clauses 2 and 3.

Article 18	After the lease term expires or is terminated, if Party B is late in returning the Factory to Party A as stipulated in this Agreement, for each day late, Party B shall pay Party A double rent for each delayed day as penalty fee, and shall compensate Party A for the losses incurred.

Article 19	Party B shall file reports on time for the Factory based on public building safety inspection certificates and reporting methods and maintenance and reporting standards for fire safety equipment at each location.

Article 20	The weight-bearing load of the building design is 500 kg per square meter. In order to ensure the safety of the building’s structure, Party B shall take note of the weight-bearing load when using the Factory, and consult technicians or architects. The weight-bearing load limit shall never be exceeded.

Article 21	All requests and notices related to this Agreement should be made in written Chinese, and delivered in person or by mail according to the addresses provided by the Parties in this agreement.

If either Party changes its address, it shall notify the other Party in writing within seven days of the change.

Said notice shall be seen as legally being delivered even if the notice is still in the delivering process.

Article 22	Party B shall strictly fulfil all obligations of all articles of this Agreement, and shall independently seek a joint Guarantor. After assisting the Guarantor in reading this Agreement, the Guarantor shall stamp and sign this Agreement in the proper space, and leave two copies of the Guarantor’s identification card that shall serve as appendices to this Agreement. The copies shall be made of the original identification card, and Party B and the Guarantor shall ensure that the appearance of the copy is exactly the same as the original, and that no falsification has been made.

If Party B violates any of the Articles of this Agreement, the Guarantor shall unconditionally undertake joint liabilities with Party B, and agrees to forfeit the right of discussion given in Article 745 of the Civil Law.

Party A must first agree for the Guarantor to withdraw during the Agreement period. The Guarantor’s liabilities may not be exempted unless agreed to by Party A.

Apart from the Guarantor’s obligations, Party B also may guarantee the fulfilment of payment through written bank guarantee, joint guarantee insurance form from an insurance company, fixed deposit form pledged by a finance organization, or other methods authorized by Party A, and the guarantee period shall begin before or on the starting date of this Agreement.

For those that guarantee the fulfilment of payment through written bank guarantee, joint guarantee insurance form from an insurance company, fixed deposit form pledged by a finance organization, or other methods authorized by Party A, their guarantee liabilities and contents coincide with those of the Guarantor. For those for which related business administration mechanisms or financial laws require written registrations of the expiration date, the expiration date shall be at least sixty days after the date of expiration date of this Agreement.

Article 23	Parties that sign this Agreement shall ensure that they have full authorization to do so, and that they have the power to act as signing representatives to this Agreement.

The company stamp and seal used by Party B for this Agreement must be the same as the ones used by Party B in its registration procedures with Party A.

Article 24	If this Agreement is involved in litigation, the Parties agree to follow Republic of China laws and to fall within the Taiwan Xinzhu local court’s jurisdiction.

Article 25	This rental Agreement consists of two copies and each Party holds one.

Agreement made between:
Party A: Science and Industry Park Administration
Representative: Huang Derui
Address: No. 2 Xin’an Road, Xinzhu City
Party B: Optronics International Corporation
Representative:
Address: No. 46 Yuangqu Second Road, Xinzhu Science Park
Party B’s Guarantor: Qiu Mingji
Guarantor’s identification number: Q120811843
Republic of China January 1, 2008

Science and Industry Park Administration Factory Lease Agreement
(one year)

Lessor: Science and Industry Park Administration	(hereinafter referred to as “Party A”)
Enters into a Lease Agreement with:
Lessee: Optronics International Corporation A0327	(hereinafter referred to as “Party B”)
As Party B is a park enterprise, research organization, business center, or administrative mechanism branch as stipulated in Article 4 or Article 8 of the Science and Industry Park administrative regulations or an industry service enterprise approved by Party A, and as agreed upon by both Parties, Party A hereby leases its factory located within the Xinzhu Science and Industry Park at the address stipulated in Article 1 of this Agreement (hereinafter referred to as the Factory) to Party B. The leasing conditions are as follows:

Article 1	The Factory in this agreement is located at Xinzhu Science and Industry Park, Xinzhu county, No. 40 Yuanqu Second Road, Building 1, which has an area of 877 square meters.

Article 2	This Agreement runs from January 1, 2008 to December 31, 2008.

When the lease term expires, this Agreement will be terminated automatically, unless the Parties conclude a new lease agreement in accordance with Article 4 of this Agreement. Party B may not for any reason claim a continuation of the leasing relationship or the right to irregular leasing.

Article 3	During the period and continuation period of this Agreement, Party B shall act as a park enterprise, research organization, business center, or administrative mechanism branch as stipulated in Article 4 or Article 8 of the Science and Industry Park administrative regulations or an industry service enterprise approved by Party A. If Party B does not have the above qualifications, this Agreement becomes invalid; If Party B subsequently loses these mentioned qualifications, then the Parties agree to immediately terminate this Agreement on the date when the qualifications are lost. In such a case, Party A does not have to notify Party B of the loss of validity of this Agreement.

Article 4	Party A shall send a written lease agreement for the continuation of the leasing relationship one month before this Agreement expires.

Party B shall respond within fifteen (15) days of receiving this lease agreement as to whether they will continue leasing after the expiration of the lease. If the agreement is to be continued, then it should be stamped and related documents should be examined before Party B sends them to Party A within the aforementioned period.

If Party B violates this Agreement during the continuation period, then upon continuation of the agreement, Party A shall request that Party B notarize the continuation agreement, and the notarization fee shall be paid by Party B.

Article 5	If Party B decides to terminate this Agreement before it has expired, Party B shall notify Party A in writing two months in advance. During these two months, Party B shall continue to pay rent whether or not they have already moved out of the Factory.

Party A shall, due to revisions of laws or changes in government policies, notify Party B two months in advance in writing of the termination of this Agreement.

Article 6	The monthly rent for the Factory shall be NTD 110,502. Beginning on this Agreement’s rental starting date, Party B shall download the subsequent month’s rent from Party A’s website (website: www.sipa.gov.tw), and follow the payment procedures stipulated by Party A to make a one-time payment of the aforementioned rent before the fifteenth day of each month, and separately pay the business tax. Party

B shall be responsible for utility fees, and pay public utility fees at the same time as the rent.

Party A shall abide by relevant laws and regulations, and upon adjustments in the publicly declared Factory land price or rental price for national lands approved by the Taiwan government, adjust at any time the amount of the rent. Party B shall pay attention on said public declarations of land prices and rental prices for national lands.

Any adjustments in the rent shall enter into force since the month after said adjustments in public declarations of land prices and rental prices for national lands are made. If the rent has already been paid before Party A’s website could be updated, the remaining balance shall be sought or returned.

Article 7	Party B shall pay the following penalty fees for not paying rent or utility fees owed during the agreed period:

9. If the payment is less than one month late, then the total amount due plus a fee of two percent shall be collected.

10. If the payment is between one and two months late, then the total amount due plus a fee of five percent shall be collected.

11. If the payment is between two and three months late, then the total amount due plus a fee of ten percent shall be collected.

12. If the payment is over three months late, then the total amount due plus a fee of fifteen percent shall be collected.

Article 8	Party B shall pay a Rental Deposit of NTD 284,148 based on the cost of three months’ rent at the time of signing this Agreement, to ensure Party B follows each Article of this Agreement. The Rental Deposit shall be paid in full at the time when Party B signs this Agreement, and Party A shall issue a receipt proof. If the rent is adjusted, or this Agreement is continued or extended, the amount of the Rental Deposit shall not be changed.

If this Agreement is terminated or the lease term expires, and Party B has returned the Factory as agreed, does not owe any rent or public utility fees, and has not made any other violations, Party A shall return the Rental Deposit without interest.

Party B may not use the deposit for the payment of rent.

Article 9	Party B’s use of the Factory is limited to Party B’s own research, production, and operations. The entire Factory or any portion of it may not be subleased, loaned to another party for use, or given to any other party for use in any other way, and may not be used in any illegal way. However, with written permission from Party A, Party B may sublease a part of the Factory to an enterprise or organization agreed upon by Party A.

Article 10	Party B shall take an administrator’s care in maintaining the Factory and its public facilities, and be responsible for maintaining the cleanliness of its environment.

Party B may not store objects on the Factory building roofs, stairwells, basements, or other public areas or engage in any other behavior that endangers public safety. If such storage takes place, Party B shall arrange for cleanup within the time period specified by Party A, or, if Party A carries out the cleanup, Party B shall be responsible for the cost. If it is unknown who stored such objects, the cleanup fee shall be paid by Party B based on the proportion of the area to the area of the entire Factory.

If the Factory or its public facilities are damaged or destroyed, Party B shall be responsible for returning them to their original condition and for compensating for the damages, unless the damage or destruction was caused by a natural disaster or force majeure events.

For damage or destruction as caused by the preceding proviso or natural factors, Party B shall fill out the repair form and notify Party A to deal with the situation.

Upon taking over management of the Factory, Party B shall immediately inspect all of the Factory’s facilities. If any pre-existing defects exist, Party A shall be notified immediately to make repairs. One month after Party B’s taking over management of the Factory, Party B may not request a decrease in rent due to Factory defects.

Article 11	If any of Party B’s employees, users or any other persons authorized by Party B to use the Factory cause damage to or destruction of the Factory or its facilities, Party B shall be jointly liable for restoring them to their original condition and for compensating for the damages.

Article 12	Party B shall be responsible for maintaining the environmental cleanliness of the Factory and its recesses, docks, and parking lots (tents).

Article 13	Party B may not make any additions or changes to the Factory on its own. However, it may do so with Party A’s prior written consent.

Party B may install water, electricity, telephone, and other facilities within the Factory, so long as they do not affect or change the structure of the Factory and its bathrooms.

Party B shall comply with construction, fire safety and other regulations when making installations in the Factory.

Article 14	Party A may send someone carrying Party A’s identification at any time to inspect Party B’s use of the Factory, and Party B may not refuse them and shall cooperate in full.

Article 15	Party A is responsible for the land and property taxes of the Factory.

Party B shall take out the insurance needed on all machinery, equipment, and facilities that it places within the Factory. If these are damaged in any way, Party A will not undertake any liability.

Article 16	If any of the following situations occur, Party A may at any time notify Party B of the termination of this Agreement, take back the Factory, and not be obligated to return any rent already paid:

11. Party B loses its qualifications to operate or provide service within the park or is removed from the park by Party A in accordance with the law.

12.   Party B has not begun to use the Factory after two months from the start of the lease term, or has stopped using the Factory or using the Factory in accordance with this Agreement for at least two months, and, after written notification from Party A, has not remedied the situation on time.

13. Party B is late in paying rent for two consecutive months or more.

14. Party B violates Article 9 or Article 14 of this Agreement.

15.   Party B violates Article 10, Article 12, Article 13, Article 19, Article 20, Article 22 Clause 1, Article 22 Clause 4, Article 22 Clause 5, or Article 23 Clause 2 of this Agreement, and, after written notification from Party A, has not remedied the situation on time.

Article 17	When the lease term expires or is terminated, Party B shall return the Factory to its original condition and return it empty to Party A.

When, according to the above stipulation, Party B returns the Factory, Party B shall be responsible for its cleaning and all related fees. If Party B is negligent in cleaning the Factory and its public facilities, Party A may hire cleaners and the fees will be deducted from Party B’s Rental Deposit. If the Rental Deposit cannot cover all of the fees, Party B shall be responsible for the remainder.

Any items left in the Factory at the time when it is returned shall be considered as discarded, and Party B may not demand any compensation if Party A deals with them. Any costs paid by Party A to clean up said items shall be deducted from Party B’s Rental Deposit. If the Rental Deposit cannot cover all of the costs, Party B shall be responsible for the remainder.

After the lease term expires or is terminated, if Party B has not yet completed the procedures for returning the Factory as stipulated in this article, and if Party A has performed three consecutive days’ inspections within 10 days and finds no personnel or users of Party B, Party B unequivocally agrees that Party A may open and change the locks on the Factory, enter the Factory, clean the Factory and return it to its original condition. Any items left within the Factory shall be considered discarded.

Party B agrees to be responsible for any costs paid by Party A as stipulated above relating to opening and changing locks, cleaning, restoring the Factory to its original condition, and dealing with discarded items in accordance with Clauses 2 and 3.

Article 18	After the lease term expires or is terminated, if Party B is late in returning the Factory to Party A as stipulated in this Agreement, for each day late, Party B shall pay Party A double rent for each delayed day as penalty fee, and shall compensate Party A for the losses incurred.

Article 19	Party B shall file reports on time for the Factory based on public building safety inspection certificates and reporting methods and maintenance and reporting standards for fire safety equipment at each location.

Article 20	The weight-bearing load of the building design is 500 kg per square meter. In order to ensure the safety of the building’s structure, Party B shall take note of the weight-bearing load when using the Factory, and consult technicians or architects. The weight-bearing load limit shall never be exceeded.

Article 21	All requests and notices related to this Agreement should be made in written Chinese, and delivered in person or by mail according to the addresses provided by the Parties in this agreement.

If either Party changes its address, it shall notify the other Party in writing within seven days of the change.

Said notice shall be seen as legally being delivered even if the notice is still in the delivering process.

Article 22	Party B shall strictly fulfil all obligations of all articles of this Agreement, and shall independently seek a joint Guarantor. After assisting the Guarantor in reading this Agreement, the Guarantor shall stamp and sign this Agreement in the proper space, and leave two copies of the Guarantor’s identification card that shall serve as appendices to this Agreement. The copies shall be made of the original identification card, and Party B and the Guarantor shall ensure that the appearance of the copy is exactly the same as the original, and that no falsification has been made.

If Party B violates any of the Articles of this Agreement, the Guarantor shall unconditionally undertake joint liabilities with Party B, and agrees to forfeit the right of discussion given in Article 745 of the Civil Law.

Party A must first agree for the Guarantor to withdraw during the Agreement period. The Guarantor’s liabilities may not be exempted unless agreed to by Party A.

Apart from the Guarantor’s obligations, Party B also may guarantee the fulfilment of payment through written bank guarantee, joint guarantee insurance form from an insurance company, fixed deposit form pledged by a finance organization, or other methods authorized by Party A, and the guarantee period shall begin before or on the starting date of this Agreement.

For those that guarantee the fulfilment of payment through written bank guarantee, joint guarantee insurance form from an insurance company, fixed deposit form pledged by a finance organization, or other methods authorized by Party A, their guarantee liabilities and contents coincide with those of the Guarantor. For those for which related business administration mechanisms or financial laws require written registrations of the expiration date, the expiration date shall be at least sixty days after the date of expiration date of this Agreement.

Article 23	Parties that sign this Agreement shall ensure that they have full authorization to do so, and that they have the power to act as signing representatives to this Agreement.

The company stamp and seal used by Party B for this Agreement must be the same as the ones used by Party B in its registration procedures with Party A.

Article 24	If this Agreement is involved in litigation, the Parties agree to follow Republic of China laws and to fall within the Taiwan Xinzhu local court’s jurisdiction.

Article 25	This rental Agreement consists of two copies and each Party holds one.

Agreement made between:
Party A: Science and Industry Park Administration
Representative: Huang Derui
Address: No. 2 Xin’an Road, Xinzhu City
Party B: Optronics International Corporation
Representative:
Address: No. 46 Yuangqu Second Road, Xinzhu Science Park
Party B’s Guarantor: Qiu Mingji
Guarantor’s identification number: Q120811843
Republic of China January 1, 2008

Science and Industry Park Administration Factory Lease Agreement
(one year)

Lessor: Science and Industry Park Administration	(hereinafter referred to as “Party A”)
Enters into a Lease Agreement with:
Lessee: Optronics International Corporation A0327	(hereinafter referred to as “Party B”)
As Party B is a park enterprise, research organization, business center, or administrative mechanism branch as stipulated in Article 4 or Article 8 of the Science and Industry Park administrative regulations or an industry service enterprise approved by Party A, and as agreed upon by both Parties, Party A hereby leases its factory located within the Xinzhu Science and Industry Park at the address stipulated in Article 1 of this Agreement (hereinafter referred to as the Factory) to Party B. The leasing conditions are as follows:

Article 1	The Factory in this agreement is located at Xinzhu Science and Industry Park, Xinzhu county, No. 44 Yuanqu Second Road, Building 1, which has an area of 877 square meters.

Article 2	This Agreement runs from January 1, 2008 to December 31, 2008.

When the lease term expires, this Agreement will be terminated automatically, unless the Parties conclude a new lease agreement in accordance with Article 4 of this Agreement. Party B may not for any reason claim a continuation of the leasing relationship or the right to irregular leasing.

Article 3	During the period and continuation period of this Agreement, Party B shall act as a park enterprise, research organization, business center, or administrative mechanism branch as stipulated in Article 4 or Article 8 of the Science and Industry Park administrative regulations or an industry service enterprise approved by Party A. If Party B does not have the above qualifications, this Agreement becomes invalid; If Party B subsequently loses these mentioned qualifications, then the Parties agree to immediately terminate this Agreement on the date when the qualifications are lost. In such a case, Party A does not have to notify Party B of the loss of validity of this Agreement.

Article 4	Party A shall send a written lease agreement for the continuation of the leasing relationship one month before this Agreement expires.

Party B shall respond within fifteen (15) days of receiving this lease agreement as to whether they will continue leasing after the expiration of the lease. If the agreement is to be continued, then it should be stamped and related documents should be examined before Party B sends them to Party A within the aforementioned period.

If Party B violates this Agreement during the continuation period, then upon continuation of the agreement, Party A shall request that Party B notarize the continuation agreement, and the notarization fee shall be paid by Party B.

Article 5	If Party B decides to terminate this Agreement before it has expired, Party B shall notify Party A in writing two months in advance. During these two months, Party B shall continue to pay rent whether or not they have already moved out of the Factory.

Party A shall, due to revisions of laws or changes in government policies, notify Party B two months in advance in writing of the termination of this Agreement.

Article 6	The monthly rent for the Factory shall be NTD 110,502. Beginning on this Agreement’s rental starting date, Party B shall download the subsequent month’s rent from Party A’s website (website: www.sipa.gov.tw), and follow the payment procedures stipulated by Party A to make a one-time payment of the aforementioned rent before the fifteenth day of each month, and separately pay the business tax. Party B shall be responsible for utility fees, and pay public utility fees at the same time as the rent.

Party A shall abide by relevant laws and regulations, and upon adjustments in the publicly declared Factory land price or rental price for national lands approved by the Taiwan government, adjust at any time the amount of the rent. Party B shall pay attention on said public declarations of land prices and rental prices for national lands.

Any adjustments in the rent shall enter into force since the month after said adjustments in public declarations of land prices and rental prices for national lands are made. If the rent has already been paid before Party A’s website could be updated, the remaining balance shall be sought or returned.

Article 7	Party B shall pay the following penalty fees for not paying rent or utility fees owed during the agreed period:

13. If the payment is less than one month late, then the total amount due plus a fee of two percent shall be collected.

14. If the payment is between one and two months late, then the total amount due plus a fee of five percent shall be collected.

15. If the payment is between two and three months late, then the total amount due plus a fee of ten percent shall be collected.

16. If the payment is over three months late, then the total amount due plus a fee of fifteen percent shall be collected.

Article 8	Party B shall pay a Rental Deposit of NTD 331,506 based on the cost of three months’ rent at the time of signing this Agreement, to ensure Party B follows each Article of this Agreement. The Rental Deposit shall be paid in full at the time when Party B signs this Agreement, and Party A shall issue a receipt proof. If the rent is adjusted, or this Agreement is continued or extended, the amount of the Rental Deposit shall not be changed.

If this Agreement is terminated or the lease term expires, and Party B has returned the Factory as agreed, does not owe any rent or public utility fees, and has not made any other violations, Party A shall return the Rental Deposit without interest.

Party B may not use the deposit for the payment of rent.

Article 9	Party B’s use of the Factory is limited to Party B’s own research, production, and operations. The entire Factory or any portion of it may not be subleased, loaned to another party for use, or given to any other party for use in any other way, and may not be used in any illegal way. However, with written permission from Party A, Party B may sublease a part of the Factory to an enterprise or organization agreed upon by Party A.

Article 10	Party B shall take an administrator’s care in maintaining the Factory and its public facilities, and be responsible for maintaining the cleanliness of its environment.

Party B may not store objects on the Factory building roofs, stairwells, basements, or other public areas or engage in any other behavior that endangers public safety. If such storage takes place, Party B shall arrange for cleanup within the time period specified by Party A, or, if Party A carries out the cleanup, Party B shall be responsible for the cost. If it is unknown who stored such objects, the cleanup fee shall be paid by Party B based on the proportion of the area to the area of the entire Factory.

If the Factory or its public facilities are damaged or destroyed, Party B shall be responsible for returning them to their original condition and for compensating for the damages, unless the damage or destruction was caused by a natural disaster or force majeure events.

For damage or destruction as caused by the preceding proviso or natural factors, Party B shall fill out the repair form and notify Party A to deal with the situation.

Upon taking over management of the Factory, Party B shall immediately inspect all of the Factory’s facilities. If any pre-existing defects exist, Party A shall be notified immediately to make repairs. One month after Party B’s taking over management of the Factory, Party B may not request a decrease in rent due to Factory defects.

Article 11	If any of Party B’s employees, users or any other persons authorized by Party B to use the Factory cause damage to or destruction of the Factory or its facilities, Party B shall be jointly liable for restoring them to their original condition and for compensating for the damages.

Article 12	Party B shall be responsible for maintaining the environmental cleanliness of the Factory and its recesses, docks, and parking lots (tents).

Article 13	Party B may not make any additions or changes to the Factory on its own. However, it may do so with Party A’s prior written consent.

Party B may install water, electricity, telephone, and other facilities within the Factory, so long as they do not affect or change the structure of the Factory and its bathrooms.

Party B shall comply with construction, fire safety and other regulations when making installations in the Factory.

Article 14	Party A may send someone carrying Party A’s identification at any time to inspect Party B’s use of the Factory, and Party B may not refuse them and shall cooperate in full.

Article 15	Party A is responsible for the land and property taxes of the Factory.

Party B shall take out the insurance needed on all machinery, equipment, and facilities that it places within the Factory. If these are damaged in any way, Party A will not undertake any liability.

Article 16	If any of the following situations occur, Party A may at any time notify Party B of the termination of this Agreement, take back the Factory, and not be obligated to return any rent already paid:

16. Party B loses its qualifications to operate or provide service within the park or is removed from the park by Party A in accordance with the law.

17.  Party B has not begun to use the Factory after two months from the start of the lease term, or has stopped using the Factory or using the Factory in accordance with this Agreement for at least two months, and, after written notification from Party A, has not remedied the situation on time.

18. Party B is late in paying rent for two consecutive months or more.

19. Party B violates Article 9 or Article 14 of this Agreement.

20.  Party B violates Article 10, Article 12, Article 13, Article 19, Article 20, Article 22 Clause 1, Article 22 Clause 4, Article 22 Clause 5, or Article 23 Clause 2 of this Agreement, and, after written notification from Party A, has not remedied the situation on time.

Article 17	When the lease term expires or is terminated, Party B shall return the Factory to its original condition and return it empty to Party A.

When, according to the above stipulation, Party B returns the Factory, Party B shall be responsible for its cleaning and all related fees. If Party B is negligent in cleaning the Factory and its public facilities, Party A may hire cleaners and the fees will be deducted from Party B’s Rental Deposit. If the Rental Deposit cannot cover all of the fees, Party B shall be responsible for the remainder.

Any items left in the Factory at the time when it is returned shall be considered as discarded, and Party B may not demand any compensation if Party A deals with them. Any costs paid by Party A to clean up said items shall be deducted from Party B’s Rental Deposit. If the Rental Deposit cannot cover all of the costs, Party B shall be responsible for the remainder.

After the lease term expires or is terminated, if Party B has not yet completed the procedures for returning the Factory as stipulated in this article, and if Party A has performed three consecutive days’ inspections within 10 days and finds no personnel or users of Party B, Party B unequivocally agrees that Party A may open and change the locks on the Factory, enter the Factory, clean the Factory and return it to its original condition. Any items left within the Factory shall be considered discarded.

Party B agrees to be responsible for any costs paid by Party A as stipulated above relating to opening and changing locks, cleaning, restoring the Factory to its original condition, and dealing with discarded items in accordance with Clauses 2 and 3.

Article 18	After the lease term expires or is terminated, if Party B is late in returning the Factory to Party A as stipulated in this Agreement, for each day late, Party B shall pay Party A double rent for each delayed day as penalty fee, and shall compensate Party A for the losses incurred.

Article 19	Party B shall file reports on time for the Factory based on public building safety inspection certificates and reporting methods and maintenance and reporting standards for fire safety equipment at each location.

Article 20	The weight-bearing load of the building design is 500 kg per square meter. In order to ensure the safety of the building’s structure, Party B shall take note of the weight-bearing load when using the Factory, and consult technicians or architects. The weight-bearing load limit shall never be exceeded.

Article 21	All requests and notices related to this Agreement should be made in written Chinese, and delivered in person or by mail according to the addresses provided by the Parties in this agreement.

If either Party changes its address, it shall notify the other Party in writing within seven days of the change.

Said notice shall be seen as legally being delivered even if the notice is still in the delivering process.

Article 22	Party B shall strictly fulfil all obligations of all articles of this Agreement, and shall independently seek a joint Guarantor. After assisting the Guarantor in reading this Agreement, the Guarantor shall stamp and sign this Agreement in the proper space, and leave two copies of the Guarantor’s identification card that shall serve as appendices to this Agreement. The copies shall be made of the original identification card, and Party B and the Guarantor shall ensure that the appearance of the copy is exactly the same as the original, and that no falsification has been made.

If Party B violates any of the Articles of this Agreement, the Guarantor shall unconditionally undertake joint liabilities with Party B, and agrees to forfeit the right of discussion given in Article 745 of the Civil Law.

Party A must first agree for the Guarantor to withdraw during the Agreement period. The Guarantor’s liabilities may not be exempted unless agreed to by Party A. Apart from the Guarantor’s obligations, Party B also may guarantee the fulfilment of payment through written bank guarantee, joint guarantee insurance form from an insurance company, fixed deposit form pledged by a finance organization, or other methods authorized by Party A, and the guarantee period shall begin before or on the starting date of this Agreement.

For those that guarantee the fulfilment of payment through written bank guarantee, joint guarantee insurance form from an insurance company, fixed deposit form pledged by a finance organization, or other methods authorized by Party A, their guarantee liabilities and contents coincide with those of the Guarantor. For those for which related business administration mechanisms or financial laws require written registrations of the expiration date, the expiration date shall be at least sixty days after the date of expiration date of this Agreement.

Article 23	Parties that sign this Agreement shall ensure that they have full authorization to do so, and that they have the power to act as signing representatives to this Agreement.

The company stamp and seal used by Party B for this Agreement must be the same as the ones used by Party B in its registration procedures with Party A.

Article 24	If this Agreement is involved in litigation, the Parties agree to follow Republic of China laws and to fall within the Taiwan Xinzhu local court’s jurisdiction.

Article 25	This rental Agreement consists of two copies and each Party holds one.

Agreement made between:
Party A: Science and Industry Park Administration
Representative: Huang Derui
Address: No. 2 Xin’an Road, Xinzhu City
Party B: Optronics International Corporation
Representative:
Address: No. 46 Yuangqu Second Road, Xinzhu Science Park
Party B’s Guarantor: Qiu Mingji
Guarantor’s identification number: Q120811843
Republic of China January 1, 2008